SCHEDULE 14
                              (Rule 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant[ X ]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[   ]  Preliminary Proxy Statement              [   ] Confidential, For Use of
                                                      the Commission Only (as
                                                       permitted by
                                                       Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  METRISA, INC.
             (Name of Registrant as Specified in Its Charter)
     _________________________________________________________________
  (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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         and 0-11.
  (1)     Title of each class of securities to which transaction applies:
        _________________________________________________________________
  (2)     Aggregate number of securities to which transaction applies:
        _________________________________________________________________
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth in the amount on which the filing fee is calculated and state how it was determined):
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 (4)     Proposed maximum aggregate value of transaction:
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[   ]  Fee paid previously with preliminary materials:
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[   ]  Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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                              METRISA, INC.
                  25 WIGGINS AVENUE, BEDFORD, MA  01730-2323



						February 12, 1999





Dear Stockholder:

	On behalf of the Metrisa Board of Directors, I cordially invite you to attend our Annual Meeting of Stockholders on Thursday, March 4,
1999. Information concerning the formal matters to be acted on at the meeting is contained in the accompanying Notice of Meeting and Proxy Statement. We are also enclosing the 1998 Annual Report along with this Proxy Statement which describes the instrumentation and testing services businesses of Metrisa's Tytronics, Nametre and Holometrix-Micromet Divisions. At the Annual Meeting, we plan to discuss the results of our operations during fiscal year 1998 and our expectations for the Company in fiscal year 1999. We will also answer any questions you may have.

	We look forward to personally greeting as many of our shareholders as will be able to attend the meeting. Whether or not you expect to attend the meeting, please take a moment now to complete, sign and date the enclosed proxy and return it in the postage-paid envelope we have provided. If you attend the meeting, you may vote in person if you wish, even though you have previously returned your proxy, provided you give written notice of the revocation of your proxy to the corporate Secretary.

	Thank you for your interest in Metrisa. It is appreciated. I look forward to seeing you at our annual meeting.

						Sincerely yours,



						John E. Wolfe
						President and Chief
                                                Executive Officer


                              METRISA, INC.
         25 Wiggins Avenue, Bedford, Massachusetts  01730-2323

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    To Be Held On March 4, 1999

	Notice is hereby given that the Annual Meeting of Stockholders of Metrisa, Inc. (the "Company") will be held on Thursday, March 4, 1999, at 12:00 noon, at the offices of the Company, 25 Wiggins Avenue, Bedford, Massachusetts, to consider and act upon the following matters:

         1. To fix the number of directors at six and to elect six directors to hold office for the ensuing year.

         2. To consider and act upon an amendment to the Company's Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock, $.50 par value, from 2,000,000 to 4,000,000 shares.

         3. To consider and act upon an amendment to the Company's 1991 Stock Plan to increase the number of shares of the Company's Common Stock, $.50 par value, reserved for issuance thereunder from 60,000 to 125,000 shares.

         4. To approve the selection by the Board of Directors of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending
            September 30, 1999.

         5. To transact such other business as may properly come before the meeting or any adjournments of the meeting.

Stockholders of record of the Company as of the close of business on January 28, 1999 are entitled to notice of and to vote at the meeting and any adjournment thereof.

	All stockholders are cordially invited to attend the meeting.

                                            By Order of the Board of Directors



                                            David J. Brown, Secretary

Bedford, Massachusetts
February 12, 1999

	WHETHER OR NOT YOU EXPECT TO ATTEND THE
MEETING, PLEASE COMPLETE, SIGN AND DATE THE
ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED
ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR
SHARES.  NO POSTAGE NEED BE AFIXED IF MAILED IN THE
UNITED STATES.




                                METRISA, INC.
             25 Wiggins Avenue, Bedford, Massachusetts 01730

                               PROXY STATEMENT
                                    for
         Annual Meeting of Stockholders to be held March 4, 1999

	The Annual Meeting of Stockholders of Metrisa, Inc., a Delaware corporation (the "Company"), will be held Thursday, March 4, 1999, for the purposes set forth in the accompanying Notice of Annual Meeting.
This statement is furnished in connection with the solicitation of proxies by the Board of Directors to be used at such meeting and at any and all adjournments thereof and is first being sent to stockholders on or about February 12, 1999. Any stockholder executing and returning a proxy in the enclosed form has the power to revoke such proxy at any time prior to the voting thereof by written notice to the Company, by executing a later dated proxy or by appearing and voting at the meeting.

	At the Annual Meeting, action is to be taken with respect to (a) the election of a Board of Directors; (b) the proposed increase of the number of authorized shares of Common Stock, $.50 par value, from 2,000,000 to 4,000,000 shares; (c) the proposed increase of the number of shares reserved for issuance under the Company's 1991 Stock Plan by 65,000 shares; (d) the ratification of the selection of independent accountants; and
(e) the transaction of such other business as may properly come before the meeting.

	All shares represented at the meeting by proxies in the accompanying form will be voted provided that such proxies are properly signed. In cases where a choice is indicated, the shares represented will be voted in accordance with the specifications so made. In cases where no specifications are made, the shares represented will be voted for the election of directors, for the increase in the number of authorized shares of the Company's Common Stock, for the increase in the number of shares reserved for issuance under the Company's 1991 Stock Plan and for the ratification of the selection of independent accountants.

	The Company will pay all costs of soliciting proxies in the accompanying form. Solicitation will be made by mail, and officers and regular employees of the Company may also solicit proxies by telephone or personal interview. The Company expects to request brokers and nominees who hold stock in their names to furnish this proxy material to their customers and to solicit proxies from them, and will reimburse such brokers and nominees for their out-of-pocket and reasonable clerical expenses in connection therewith.

VOTING RIGHTS

The Board of Directors has fixed January 28, 1999 as the record date for determination of stockholders entitled to vote at the Annual Meeting. At the close of business on January 28, 1999 there were outstanding and entitled to vote 1,020,074 shares of Common Stock of the Company.

Each share of Common Stock is entitled to one vote. A majority of the outstanding shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of a plurality of the shares of Common Stock present or represented at the meeting is required for the election of directors. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the meeting, however, an abstention from voting or a broker non-vote has no effect on the election of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

	The following table sets forth as of January 1, 1999, to the knowledge of the Company, the ownership of the Company's 1,020,074 outstanding shares of Common Stock by (i) each person who is known by the Company to own of record or beneficially more than five percent (5%) of the outstanding shares of the Company's Common Stock, (ii) each of the Company's Directors and executive officers, and (iii) all Directors and officers as a group. Except as otherwise indicated, to the knowledge of the Company, the stockholders listed below have sole voting and investment power with respect to the shares indicated.

Name and Address                                Number of Shares     Percentage
of Beneficial Owner                           Beneficially Owned     of Class(1)

Bantam Group, Inc.(2)				102,915			 9.5%
50 Bay Colony Drive
Westwood, MA 02090

Corning Partners II, L.P.(3)			 64,793			 6.0%

Joseph J. Caruso(4)				130,684			11.9%

Linda E. Dousis(5)				 39,077			 3.8%

Joaquim S.S. Ribeiro(6)				 41,460			 3.9%

Emile Sayegh(7)					102,561			 9.9%

Sirrom Investments, Inc.(8)			143,738			12.3%

Edward J. Stewart, III(9)			124,645			12.0%

Salvatore J. Vinciguerra(8)			  5,000			  *

John E. Wolfe(10)                               172,460                 16.3%

All Officers and Directors
as a group (10 persons)				665,011			54.4%

*Less than 1%

(1)Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days of this statement pursuant to the exercise of presently exercisable or outstanding options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2)Joseph J. Caruso, a Director of the Company, is also President of Bantam Group, Inc., and has sole voting and investment power with respect to the 102,915 shares of Common Stock beneficially owned by Bantam Group, Inc.

(3)Mr. Stewart is the managing general partner of the general partner of Corning Partners II, L.P.

(4)Stated shares include 102,915 shares of Common Stock owned of record by Bantam Group, Inc. 74,851 shares of Common Stock beneficially owned by Mr. Caruso are issuable upon the exercise of currently outstanding stock options or warrants.

(5)900 shares of Common Stock beneficially owned by Ms. Dousis are issuable upon the exercise of currently outstanding stock options.

(6)18,884 shares of Common Stock beneficially owned by Mr. Ribeiro are issuable upon the exercise of currently outstanding stock options or warrants.

(7)10,000 shares of Common Stock beneficially owned by Mr. Sayegh are issuable upon the exercise of currently outstanding stock options.

(8)Issuable upon the exercise of currently outstanding stock options or warrants.

(9)Of the 124,645 shares of Common Stock beneficially owned by Mr. Stewart, 64,793 shares and 41,653 shares, respectively, are owned of record by Corning Partners II, L.P. and Corning Partners III, L.P. Mr. Stewart is the managing general partner of the general partner of Corning Partners II, L.P. and Corning Partners III, L.P. Includes 8,942 shares of Common Stock issuable upon the exercise of currently outstanding warrants or options.

(10)Of the 172,460 shares of Common Stock beneficially owned by Mr. Wolfe, 31,869 shares are issuable upon the exercise of currently outstanding stock options or warrants.


        SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

	Section 16(a) of the Securities Exchange Act of 1934, as amended
(the "Exchange Act"), requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC").
Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Each of Joseph J. Caruso, Edward J. Stewart, III, John A. Hanna, Jr., Joaquim S.S. Ribeiro, Emile
Sayegh and John E. Wolfe inadvertently failed to timely file a Form 5 for a single transaction relating to the fiscal year ended September 30, 1998.
The information set forth above is based solely on the Company's review of the copies of such forms received by it or written representations from certain reporting persons.



                              PROPOSAL ONE
                         ELECTION OF DIRECTORS

	The persons named in the proxy will vote, as permitted by the By-laws of the Company, to fix the number of directors at six and to elect as directors the six nominees named below, unless authority to vote for the election of directors is withheld by marking the proxy to that effect or the proxy is marked with the names of directors as to whom authority to vote is withheld. The proxy may not be voted for more than six directors. Messrs. Caruso, Ribeiro, Sayegh, Stewart, Wolfe and Vinciguerra are presently directors of the Company.

	Each director will be elected to hold office until the next annual meeting of stockholders and until his successor is elected and qualified. If a nominee becomes unavailable, the person acting under the proxy may vote the proxy for the election of a substitute. It is not presently contemplated that any of the nominees will be unavailable.

	The following table sets forth the name of each nominee and the positions and offices held by him, his age, the year in which he became a director of the Company, his principal occupation and business experience for the last five years, the names of other companies in which he serves as a director and the number of shares of Common Stock of the Company which he reported were beneficially owned by him as of January 1, 1999:

                                                Common Stock
Name, Age, Principal                            Beneficially      Percentage of
Occupation, Business Experience                 Owned Directly    Common Stock
and Directorships                               or Indirectly     Outstanding

Joseph J. Caruso, age 55                        130,684(1)            11.9%
Mr. Caruso joined the Company as a
Director in 1994, and was engaged
by the Company as Acting President
from June 1993 until January 1995.
Mr. Caruso is also President of
Bantam Group, Inc. ("Bantam"), a
business advisory organization
founded in 1986.  He has twenty
years of general management,
marketing, and financial experience
in several high technology
companies, including marketing,
manufacturing, and financial roles at
Teradyne, Inc., a manufacturer of
automatic test systems, corporate
planning at Autex, Inc., a provider
of block trading information for
brokers and institutions, and
President and CEO of Cyborg
Corporation, a supplier of laboratory
and factory automation systems.  In
recent years, he has served as
interim CEO for companies in need
of strategic change and has served
as personal advisor to numerous
company presidents.  Mr. Caruso is
presently a member of the board of
directors of Micro E Corp., ACT
Medical, Inc., Zentox Corp. and
Boston Restaurant Associates.  Mr.
Caruso holds a B.S. in Electrical
Engineering from Northeastern
University and a Master of Business
Administration degree from the
Harvard Business School.


Joaquim S. S. Ribeiro, age 62                    41,460(2)             3.9%
Mr. Ribeiro joined the Company as
a Director in 1994, and is a self-
employed management consultant.
In 1992 and 1993, he served as vice-
chairman of Multibank Financial
Corp., a public bank holding
company now part of BankBoston,
and also as director and interim
president of HMO Central
Massachusetts Health Care, now
part of Healthsource/Cigna
Healthcare.  From 1989 to 1992, he
served as general manager of the
law firm of Bowditch & Dewey,
LLP.  Mr. Ribeiro holds a B.S. in
Aeromechanics from Worcester
Polytechnic Institute and an M.B.A.
in Economics and Finance from
Clark University.

Emile Sayegh, age 44                            102,561(3)             9.9%
Mr. Sayegh is one of the original
founders of Tytronics Incorporated
and has twenty years of combined
experience in both research and
product development.  He has
personally directed and designed
many successful products in the
field of laboratory and process
instrumentation.  Previously, he was
employed by Orion Research as
project leader and principal
engineer.  Mr. Sayegh holds a
Bachelor's Degree in Mechanical
Engineering from the College of
Arts and Sciences, Lebanon, a B.S.
in Electrical Engineering from
Northeastern University and has
done graduate studies in Computer
Science.

Edward J. Stewart, III, age 52                  124,645(4)            12.0%
Mr. Stewart served as a Director of
the Company from 1988 through
1996.  Since 1994, Mr. Stewart has
served as general partner of Kestrel
Venture Management, a venture
capital firm, and from 1983 to 1994
Mr. Stewart served as the President
of Corning Capital Corporation, a
venture capital firm, and was
formerly president of GWI Leasing
Corporation from 1980 to 1983.
Mr. Stewart also serves on the board
of directors of approximately ten
other companies.  Mr. Stewart holds
a Master of Business Administration
degree from Harvard Business
School and an Administrative
Studies degree from Yale
University.

Salvatore J. Vinciguerra, age 60                  5,000(5)               *
Mr. Vinciguerra has been a Director
of the Company since February of
1995.  He has been President and
CEO of Goddard Industries, Inc.
since October of 1998.  Prior to that
he was President and Chief
Operating Officer of FerroFluidics
Corporation from January of 1995
until June 1996 when he was
appointed Chief Executive and
director.  From 1991 until 1994, Mr.
Vinciguerra served as President and
Chief Executive Officer of Staveley,
Inc., the U. S. operating arm of
Staveley Industries, plc.  From 1985
until 1989, he served as President
and Chief Operating Officer of
Instron Corporation, which he
initially had joined in 1969.  Mr.
Vinciguerra is also a member of the
board of directors of Lytron
Corporation, Saphikon Corporation
and the Japan Society of Boston.
Mr. Vinciguerra holds a B.S. in
Engineering from Princeton
University and a Master of Business
Administration degree from the
Harvard Business School.

John E. Wolfe, age 60                           172,460(6)            16.3%
Mr. Wolfe joined the Company as a
Director in November 1994 and was
elected President and Treasurer of
the Company in February 1995.
From 1987 to May 1998, Mr. Wolfe
was also President and Chief
Executive Officer and a director of
Tytronics Incorporated, the
Company's former parent company.
Previously, Mr. Wolfe was
employed by EG&G's Fluid
Components Technology Group,
serving as Senior Vice President,
Western Hemisphere Operations,
and Vice President and General
Manager, Engineered Products
Division.  Mr. Wolfe is also a
Director of Colorado MEDtech, in
Boulder, Colorado, a publicly held
medical products company.  He is
on the Board of Trustees of Bryant
College in Smithfield, Rhode Island,
and was recently Chairman of that
Board.  Mr. Wolfe was also a past
member of the Executive
Committee of the M.I.T. Enterprise
Forum.  Mr. Wolfe holds a B.S. in
Electrical Engineering from
Worcester Polytechnic Institute, an
S.M., as a Sloan Fellow, from the
Massachusetts Institute of
Technology, and he has completed
the Advanced Management Program
at the Harvard Business School.

____________________

(1)Stated shares include 102,915 shares of Common Stock owned of record by Bantam Group, Inc. Mr. Caruso is President of Bantam Group, Inc.
and has sole voting and investment power with respect to the 102,915 shares of Common Stock owned by Bantam Group, Inc. 74,851 shares of Common Stock beneficially owned by Mr. Caruso are issuable upon the exercise of currently outstanding stock options or warrants.

(2)18,884 shares of Common Stock beneficially owned by Mr. Ribeiro are issuable upon the exercise of currently outstanding stock options or warrants.

(3)10,000 shares of Common Stock beneficially owned by Mr. Sayegh are issuable upon the exercise of currently outstanding stock options.

(4)Of the 124,645 shares of Common Stock beneficially owned by Mr. Stewart, 64,793 shares and 41,653 shares, respectively, are owned of record by Corning Partners II, L.P. and Corning Partners III, L.P. Mr. Stewart is the managing general partner of the general partner of Corning Partners II, L.P. and Corning Partners III, L.P. Includes 8,942 shares of Common Stock issuable upon the exercise of currently outstanding warrants or options.


(5)Issuable upon the exercise of currently outstanding stock options or warrants.

(6)Of the 172,460 shares of Common Stock beneficially owned by Mr. Wolfe, 31,869 shares are issuable upon the exercise of currently outstanding stock options or warrants.

*Less than 1%.

                Information as to Other Executive Officers

	Executive officers are elected by the Board of Directors and hold office until their successors are chosen and qualified, subject to earlier removal by the Board of Directors. During fiscal 1998, the following individuals served as executive officers of the Company other than those executive offices who also served as directors:

                                           Common Stock
Name, Age, Principal                       Beneficially           Percentage of
Occupation, Business Experience		   Owned Directly	  Common Stock
and Directorships                          or Indirectly          Outstanding

Linda E. Dousis, age 50                       39,077(1)               3.8%
Ms. Dousis has been Vice President
and Operations Manager of the
Company since May of 1998.  Ms.
Dousis was first engaged by
Nametre, a former subsidiary of the
Company, in 1984 as a management
consultant.  In 1985, she joined
Nametre in the position of General
Manager, and was promoted to
President of Nametre in 1990.  From
1976 to 1983, Ms. Dousis was Vice
President Finance/Administration/Systems
and Secretary/Treasurer of
Rheometrics, Inc., where she was
responsible for finance,
management information systems,
and personnel.  Ms. Dousis was also
responsible for the establishment
and operations of Rheometrics,
GmbH, a wholly owned subsidiary
of Rheometrics, Inc., as well as the
West Coast office of Rheometrics,
Inc.  Ms. Dousis' experience also
includes five years with Schoeffel
Instrument Corp. a manufacturer of
liquid chromatography
instrumentation, and industrial sales
experience.

John A. Hanna, Jr., age 57                     9,256(2)                 *
Mr. Hanna joined the Company as
Chief Financial Officer in August,
1997.  He was elected Treasurer in
December 1997.  Previously, Mr.
Hanna was Chief Financial Officer
for the Danis Group from 1996 to
1997.  Prior to 1996, Mr. Hanna was
Treasurer of Alpha Industries, Inc.
from 1978 to 1996.  Mr. Hanna
holds a B.S. in Electrical
Engineering from Tufts University,
an M.ENG. in Electrical
Engineering from Yale University,
and an MBA in Finance from
Boston University.

Richard Mannello, age 41                      12,000(2)               1.2%
Mr. Mannello joined the Company
as Director, Marketing, Sales and
Engineering in November 1995.  He
was elected Vice President and
General Manager in November
1996.  Previously Mr. Mannello was
Manager of Marketing at Loral
Infrared and Imaging Systems from
1990 to 1995.  Prior to 1990, Mr.
Mannello was Manager of
Marketing for Honeywell Electro-
Optics Division.  Mr. Mannello
holds a Master of Business
Administration from Boston
University and a B.S. in Optics from
the University of Rochester Institute
of Optics.

Eric F. Mooney, age 67                        27,868(2)               2.7%
Dr. Mooney joined the Company as
Vice President in May of 1998.  Dr.
Mooney has over 40 years'
experience in the field of process
analyzers in the chemical and water
industries.  His experience includes
work at Imperial Chemical
Industries, Ltd., Managing and
Technical Director of Anacon
Instruments Ltd., Director of
Anacon, GmbH, and Corporate
Technical Director of Anacon, Inc.
Dr. Mooney formed and was
President of Special Analysis
Corporation until joining Tytronics
(the former parent of the Company)
in 1990.  His academic positions
include Senior Lecturer in
Instrument Spectroscopy at the
University of Birmingham.  Dr.
Mooney is the author of over 200
published papers and is a Senior
Member of the Instrument Society
of America, a Fellow of the Royal
Institute of Chemistry, a Fellow of
the American Chemical Society, and
Vice Chairman of CITAC
(Committee for Traceability in
Analytical Chemistry).  He holds a
B.Sc. & Ph.D. from the University
of London in the UK and a D.Sc.
from the University of Birmingham
in the UK.
____________________

(l)900 shares of Common Stock beneficially owned by Ms. Dousis are issuable upon the exercise of currently outstanding stock options.

(2)Issuable upon the exercise of currently outstanding stock options.

*Less than 1%.

Board Meetings and Committees of the Board

	The Board of Directors met four times during fiscal 1998. No director attended fewer than 75% of the total number of meetings of the Board and Committees on which such director served.

Audit Committee

	Messrs. Ribeiro and Vinciguerra constitute the membership of the Board's Audit Committee, which met one time during fiscal year 1998.
The Audit Committee (1) recommends to the Board of Directors the firm of independent accountants which is to be engaged to audit the books of account and other corporate records of the Company, (2) reviews with the independent accountants the scope of their audit with particular emphasis on the areas to which either the Committee or the independent accountants believe special attention should be directed, (3) reviews the recommendations of the independent accountants regarding internal controls and other matters, and (4) makes reports, whenever deemed advisable, to the Board of Directors with respect to the internal control and accounting practices of the Company.

Compensation Committee

	Messrs. Caruso and Stewart constituted the membership of the Board's Compensation Committee during fiscal 1998. The Compensation Committee met one time during fiscal year 1998. The Compensation Committee reviews and recommends changes in the salaries of officers and employees, and advises upon the compensation and stock option plans in which the directors, officers and employees of the Company are eligible to participate.

Board of Directors Compensation

	During fiscal 1998, the Company did not pay directors for their Board or Committee services, however, the Company pays non-employee directors the sum of $750.00 per meeting attended in lieu of expense reimbursement associated with attending directors' meetings. In addition, non-employee directors have in the past been granted options to purchase shares of the Company's Common Stock. No such options were granted during fiscal year 1998.  In November of 1998, each of Joaquim S.S.

Ribeiro, Edward J. Stewart, III and Salvatore J. Vinciguerra were granted options to purchase 2,000 shares of the Company's Common Stock at an exercise price of $1.80 per share. Such options vest over a period of three years and are exercisable for ten years from the date of grant.

Executive Compensation

	The following table sets forth certain information with respect to the annual and long-term compensation for services in all capacities to the
Company for the fiscal years ended September 30, 1998, September 30,
1997 and September 30, 1996, of those persons who were (i) the
Company'' Chief Executive Officer during the fiscal year ended September
30, 1998, and (ii) other executive officers of the Company as of September
30, 1998, who received total cash and bonus compensation in excess of
$100,000 (the "Named Officers") during fiscal year 1998.
                                                                                                       Securities
                                                                                                       Underlying
Name and 							     Other	      Restricted	   All		    Other
Principal                               Salary          BONUS     Compensation           Stock         Options/SARs     Compensation
Position                Year              ($)           ($)           ($)                Award             (#)               ($)

John E. Wolfe           1998            140,171         6,000           n/a                n/a               n/a             n/a
President, CEO

Richard Mannello        1998             94,312          n/a            n/a                n/a               n/a             n/a
Vice President and
General Manager

Emile Sayegh            1998             99,945         5,500           n/a                n/a               n/a             n/a
Vice President

Linda Dousis            1998            112,500        16,050           n/a                n/a               n/a             n/a
Vice President and
Operations Manager

John E. Wolfe           1997             36,000          n/a            n/a                n/a               n/a             n/a
President, CEO
and Treasurer

Richard Mannello        1997            111,478           500           n/a                n/a               6,000(1)        n/a
Vice President and
General Manager

John E. Wolfe           1996             52,200           n/a           n/a                n/a               n/a             n/a
President, CEO
and Treasurer


 (1) Represents the grant of options to purchase shares of the Company's common stock which vest over a period of four years from the date of grant.

	The following table sets forth information concerning option exercises during fiscal 1998 and the value of unexercised options as of September 30, 1998. No options were granted and no options were exercised during fiscal year 1998 by any of the Named Officers in the compensation table.


            Aggregated Option Exercises in Last Fiscal Year
                    and Fiscal Year-End Option Values

                                                               $Value of
                                            # of Unexercised    Unexercised
                                             Options at         Options at
                     # Shares       $       Sept. 30, 1998      Sept. 30, 1998
                     Acquired     Value     (Exercisable/       (Exercisable/
Name                on Exercise   Realized  Unexercisable)     Unexercisable)(1)

John E. Wolfe                0      0        17,885/17,885           0

Richard Mannello             0      0         6,000/6,000            0

Emile Sayegh                 0      0         7,868/7,868            0

Linda Dousis                 0      0             0                  0


____________________

(1)Value is based on the difference between option exercise price and the fair market value at fiscal 1998 year-end, multiplied by the number of shares underlying the option.

                     INTEREST OF MANAGEMENT AND OTHERS IN
                    CERTAIN TRANSACTIONS AND RELATIONSHIPS

	The Company and Bantam Group, Inc. are parties to a consulting agreement which continues month-to-month unless terminated by either party on thirty days' notice. Pursuant to this agreement, Bantam was paid $5,000 per month for the fiscal years 1998 and 1997. Mr. Caruso, a Director of the Company, is president of Bantam.

	Effective September 30, 1998, the Company entered into a Loan Agreement (the "Loan Agreement") with Sirrom Investments, Inc.
("Sirrom") pursuant to which the Company borrowed $2,000,000 from Sirrom pursuant to a Secured Promissory Note. In connection with the Loan Agreement, the Company issued a stock purchase warrant to Sirrom to purchase an aggregate of 143,738 shares of the Company's Common
Stock at an exercise price of $.50 per share. The warrant will expire if unexercised on October 31, 2003.


                                 PROPOSAL TWO
                   APPROVAL OF AMENDMENT TO THE COMPANY'S
                        CERTIFICATE OF INCORPORATION

	The Company's Certificate of Incorporation, as amended, presently provides that the Company is authorized to issue 12,000,000 shares of capital stock, of which 2,000,000 shares are designated Common Stock, $.50 par value per share, and 10,000,000 are designated Preferred Stock, $.01 par value per share. As of January 1, 1999, there were (i) 1,022,911 shares of the Company's Common Stock outstanding, (ii) 690,920 shares reserved for future issuance upon the exercise of options and warrants, including under the Company'' 1991 Stock Plan, (iii) 2,837 shares held in treasury and (iv) no shares of preferred stock outstanding. All outstanding shares of the Company's Common Stock are fully paid and nonassessable and the holders thereof are entitled to one vote for each share held. The Corporation is proposing to increase the number of shares of authorized Common Stock by 2,000,000 shares to an aggregate of 4,000,000 shares.

If the increase in authorized shares is approved, the additional shares of the Company's Common Stock would be available for use in acquisitions, for sale in public offerings, for stock dividends, for issuance pursuant to stock options and other rights to purchase or receive shares and for any other purpose for which shares of common stock may be issued under the laws of the State of Delaware. The Company has no immediate plans for the issuance of any of its authorized but unissued and unreserved shares of its Common Stock. To effect the increase in authorized shares, the Company would file an amendment to its Certificate of Incorporation with the Delaware Secretary of State.

	The Company's Board believes that approval of the increase in the authorized shares is in the best interest of the Company's stockholders because it would facilitate the Company's business and financial purposes in the future without the necessity of delaying such activities for further stockholder approvals, except as may be required in a particular case by its charter documents, applicable law, or the rules of any stock exchange or other system on which the Company's Common Stock may be listed.

	The authorization of additional shares of the Company's Common
Stock could make more difficult, and thereby discourage, attempts to acquire control of the Company and thereby discourage a third party from attempting to do so. For example, such additional shares could be used to dilute the stock ownership of parties seeking to obtain control of the Company, to increase the total amount of consideration necessary for a party to obtain control, or to increase the voting power of friendly third parties. These uses could have the effect of making it more difficult for a third party to remove incumbent management or to accomplish a given transaction, even if such actions would generally be beneficial to shareholders. The Company's Board of Directors has concluded, however, that the advantages of the additional authorized shares outweigh any potential disadvantages. Assuming the proposed increase is approved by the stockholders, the Company has no present intention to use the additional shares to deter takeovers.

	The affirmative vote of a majority of the shares of the Company's Common Stock outstanding is necessary to approve the increase in authorized shares. Votes cast by proxy or in person at the Company's Annual Meeting will be counted by persons appointed by the Company to act as election inspectors for the meeting. Because the increase in authorized shares must receive the affirmative vote of a majority of the Company's outstanding Common Stock, abstentions and broker non-votes will have the effect of a vote against the proposal. Shares represented by proxies in the form enclosed, if properly executed and returned and not revoked, will be voted as specified, but where no specification is made, the shares will be voted in favor of the proposal.

	THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO.2.



                                  PROPOSAL THREE
                      APPROVAL OF INCREASE IN NUMBER OF SHARES
                    AUTHORIZED FOR ISSUANCE UNDER 1991 STOCK PLAN

	Under the Company's 1991 Stock Plan (the "1991 Plan"), an aggregate of 60,000 shares of Common Stock have been reserved for issuance. The Company is presently seeking to increase the aggregate number of shares available for grants of options under the 1991 Plan from 60,000 to 125,000.

	Management believes that additional shares of Common Stock are needed for issuance under the 1991 Plan so that sufficient awards can continue to be made to attract, retain and motivate key employees of the Company. As of January 1, 1999, taking into account this proposal to increase the number of shares available for grants, there were 15,072 remaining shares available for future option grants under the 1991 Plan.

	On March 26, 1991, the Board of Directors adopted the 1991 Stock Plan (the "1991 Plan"), which was approved by the stockholders on March 25, 1992. The purpose of the 1991 Plan is to provide incentives to officers, directors, employees and consultants of the Company. Under the 1991 Plan, officers and employees of the Company may be granted "incentive stock options" ("ISO" or "ISOs"). Directors, officers, employees and consultants of the Company may be granted options which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options") and, in addition, such persons may be granted awards of stock in the Company ("Awards") and opportunities to make direct purchases of stock in the Company ("Purchases"). Options, Awards and Purchases are referred to as "Stock Rights".

	The 1991 Plan is administered by the Compensation Committee ("Committee"), currently consisting of Messrs. Stewart and Caruso. Mr.
Caruso is a former executive officer of the Company. Subject to the terms of the 1991 Plan, the Committee has the authority to determine the persons to whom Stock Rights shall be granted (subject to certain eligibility requirements for grants of ISOs), the number of shares covered by each such grant, the exercise or purchase price per share, the time or times at which Stock Rights shall be granted, and other terms and provisions governing the Stock Rights, as well as the restrictions, if any, applicable to shares of Common Stock issuable upon exercise of Stock Rights. The
Committee also has the authority to determine the duration and vesting rate of each option and whether restrictions such as repurchase rights of the Company are to be imposed on shares of stock subject to Stock Rights.
The Committee has the authority to interpret the 1991 Plan and to prescribe and rescind regulations pertaining to it.

	ISOs under the 1991 Plan may be granted to any employee of the Company. As of September 30, 1998, the Company had 51 employees.
Only those officers and directors of the Company who are employees may be granted ISOs under the 1991 Plan. In no event may the aggregate fair market value (determined on the date of grant of an ISO) of Common
Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company) exceed $100,000. Otherwise, there is no restriction as to the maximum or minimum amount of options an employee may receive. Non-Qualified Options, awards and purchases may be granted to any director, officer, employee or consultant of the Company, other than members of the Committee.

	The exercise price per share of ISOs granted under the 1991 Plan cannot be less than the fair market value per share of the Common Stock on the date of grant, or, in the case of ISOs granted to employees holding more than 10% of the total combined voting power of all classes of stock of the Company, 110% of the fair market value per share of the Common Stock on the date of grant. The exercise price per share of Non-Qualified Options granted under the 1991 Plan cannot be less than the lesser of the book value per share of Common Stock as of the end of the preceding fiscal year, or 50% of the fair market value per share of Common Stock on the date of grant.

	The 1991 Plan requires that each option shall expire on the date specified by the Committee, but not more than ten years from its date of grant in the case of ISOs and ten years and one day in the case of Non-Qualified Options. However, in the case of any ISO granted to an employee owning more than 10% of the total combined voting power of all classes of stock of the Company, such ISO shall expire on the date specified by the Committee, but not more than five years from its date of grant.

	Stock Rights granted under the 1991 Plan provide for full payment of the purchase price therefor either (a) in United States dollars in cash or by check, or (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal to, as of the date of the exercise, the cash exercise price of the Stock Right, or (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Internal Revenue Code of 1986, as amended (the "Code"), or (d) at the discretion of the Committee, by any combination of (a), (b) and (c) above.
By allowing at the discretion of the Committee, payment of the exercise price by delivering shares of the Company, the 1991 Plan permits the "pyramiding" of shares. Pyramiding occurs when the option holder in a series of successive transactions uses the shares received upon the prior exercise of an option to purchase additional shares under further outstanding options. A participant can thereby substantially increase his equity ownership in the Company without a significant contribution.

	The 1991 Plan authorizes the grant of Stock Rights to acquire 125,000 shares of Common Stock. Pursuant to the terms of the 1991 Plan, shares subject to options which for any reason expire or are terminated unexercised as to such shares may again be the subject of a grant under the 1991 Plan.

	No options or rights were granted under the 1991 Plan during the 1998 fiscal year and no options were canceled during fiscal 1998. As of January 1, 1999, options to purchase 109,928 shares of Common Stock were issued and unexercised and had been granted under the 1991 plan, and no options granted under the 1991 Plan had been exercised.

	In addition, the Company has outstanding certain options which were originally granted to former directors and a consultant of Tytronics Incorporated, the former parent of the Company. These options were converted into options to purchase shares of the Company's Common
Stock in connection with the reorganization of the Company and are not subject to the 1991 Plan. These options include an option to purchase 18,512 shares of Common Stock held by each of Joseph J. Caruso, a director of the Company and a former director of Tytronics Incorporated, and Bantam Group, Inc. and an option to purchase 4,628 shares of the Company's Common Stock held by Alan Robertson, a former director of Tytronics Incorporated.

	The following table sets forth information with respect to the options granted pursuant to the 1991 Plan through January 1, 1999:

                            1991 Stock Option Plan
                            Option Grant Summary(1)


								   Number of
		Name						Options Granted

                John E. Wolfe                                        17,985
                John A. Hanna, Jr.                                    9,256
                Richard Mannello                                     12,000
                Linda E. Dousis                                         900
                Emile Sayegh                                         10,000
                Eric Mooney                                          27,868
                Executive Officers, as a Group                       78,009
                Non-Executive Directors, as a Group                  12,000
                Non-Executive Employees, as a Group                  19,919

______________

(1)Excludes an option to purchase 18,512 shares of Common Stock granted to Joseph J. Caruso, a Director of the Company, and an option to purchase 18,512 shares of Common Stock granted to Bantam Group, Inc. which were not granted pursuant to the 1991 Stock Option Plan. Mr. Caruso is the President of Bantam Group, Inc. and has sole voting and investment power with respect to such shares.

Federal Tax Effects. The following general summary of federal income tax consequences under the Code, based on the law as currently in effect, does not purport to be a complete description of federal or other tax aspects of the 1991 Plan. Moreover, the following summary does not discuss possible foreign, state, estate or other tax consequences.

	Incentive Stock Options. Neither the grant nor, in general, the exercise of an incentive stock option produces taxable ordinary income to the employee or a deduction to the Company. However, upon exercise of an incentive stock option, the participant's "alternative minimum taxable income" will be increased, generally by the excess of the fair market value of the shares at time of exercise over the option price, and the employee may be required to pay the alternative minimum tax ("AMT"). Any AMT attributable to the exercise of an incentive stock option may be applied as a credit against the participant's regular tax liability in subsequent years, subject to certain limitations.

	If the participant does not dispose of stock received upon the exercise of an incentive stock option within two years from the date the option was granted or within one year after the date of exercise, any later sale of the shares will result in a long-term capital gain or loss. However, if shares received upon exercise of an incentive stock option are disposed of before these holding period requirements have been satisfied (a "disqualifying disposition"), the participant will realize ordinary income, and the Company will be entitled to a deduction, equal in general to the difference between the option price and the value of the shares on the date of exercise. In the case of a disqualifying disposition that is a sale with respect to which loss (if sustained) would be recognized, the amount of ordinary income will not exceed the excess of the amount realized on such sale over the adjusted basis for the stock. A disqualifying disposition of shares acquired upon exercise of an incentive stock option that occurs in the same taxable year of the participant as the date his or her AMT income was increased by reason of such exercise will eliminate the AMT effect, if any, of such exercise.

	In the event a participant pays the option price of an incentive stock option by surrendering shares of previously owned stock, the surrender will not, in general, result in the recognition of gain. However, the exercise of an incentive stock option by the surrender of shares which were themselves acquired by the participant upon exercise of an incentive stock option will be a disqualifying disposition of the surrendered shares if it takes place within two years after the grant or one year after the exercise of the incentive option pursuant to which the surrendered shares were acquired.

	Incentive stock options granted pursuant to the 1991 Plan are treated for tax purposes as non-statutory options (see below) to the extent that the aggregate fair market value of Common Stock with respect to which such options are exercisable for the first time by an individual during any calendar year exceeds $100,000. For purposes of the preceding sentence, incentive stock options under all option plans of the Company and its subsidiaries are aggregated, and fair market value is determined as of the time of grant of the option.

	Non-Statutory Stock Options. The grant of a non-statutory stock option does not produce taxable income to the employee or a deduction to the Company. When a participant exercises a non-statutory stock option, he or she realizes, for federal income tax purposes, ordinary income, subject to withholding, in the amount of the difference between the option price and the then-market value of the shares, and the Company is entitled to a corresponding deduction (subject to satisfying its obligation to withhold with respect to such income). The tax is due regardless of whether the optionee sells the stock acquired upon exercise of the option.

	If a participant exercises a non-statutory stock option in whole or in part by surrendering previously acquired stock (whether acquired upon exercise of an incentive or non-statutory stock option or otherwise), no gain or loss is recognized on the exchange of the previously acquired shares for an equivalent number of new shares.

	Restricted Stock Purchases And Stock Awards. Restricted stock purchase rights and stock awards granted under the Plan generally have the following federal income tax consequences:

	Upon acquisition of the Common Stock, the recipient normally will recognize taxable ordinary income equal to the excess of the Common Stock's fair market value over the purchase price, if any. However, to the extent the Common Stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the recipient elects to be taxed on receipt of the Common Stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, the Company will be entitled
(subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of the Common Stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such Common Stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the Common Stock. Such gain or loss will be long-term or short-term depending on how long the Common Stock was held. Slightly different rules may apply to recipients who are subject to Section 16(b) of the Exchange Act.

	Potential Limitation On Company Deductions. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to Stock Awards granted in the future under the Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

	Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m) of the Code, compensation attributable to stock options will qualify as performance-based compensation, provided that: (i) the stock award plan contains a per-employee limitation on the number of shares for which stock options and stock appreciation rights may be granted during a specified period; (ii) the per-employee limitation is approved by the stockholders; (iii) the award is granted by a compensation committee comprised solely of "outside directors"; and (iv) the exercise price of the award is no less than the fair market value of the stock on the date of grant. Stock bonuses qualify as performance-based compensation under the Treasury regulations only if: (i) the award is granted by a compensation committee comprised solely of "outside directors"; (ii) the award is earned (typically through vesting) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain; (iii) the compensation committee certifies in writing prior to the earning of the awards that the performance goal has been satisfied; and (iv) prior to the earning of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount (or formula used to calculate the amount) payable upon attainment of the performance goal.

	Special Rules Applicable To Executive Officers And Directors.
The tax rules described above are subject to modification in the case of optionees subject to the so-called "short-swing profit" rules of Section 16(b) of the Securities Exchange Act of 1934, as amended ("Restricted Parties"). In the case of an option exercised by a Restricted Party within six months of the date of grant of the option, the ordinary income (or increase AMT income, in the case of an ISO) associated with exercise will in general be recognized six months following the date of grant and will be measured by the excess (if any) of the fair market value of the shares over the option price at that time, rather than being recognized and measured at time of exercise. Any deduction available to the Company in connection with the exercise will be similarly deferred. However, a Restricted Party exercising an option within six months of the date of the option grant may elect under Section 83(b) of the Code to have the income associated with exercise measured and taken into account at that time. An election under Section 83(b) of the Code must be made not later than 30 days after exercise and must satisfy certain other requirements.

	An affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Meeting, is required to approve the amendment to the 1991 Plan.

	THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3.


                        	   PROPOSAL FOUR
APPROVAL OF AUDITORS

	The Board of Directors has selected the firm of PricewaterhouseCoopers LLP, independent public accountants, as auditors of the Company for the fiscal year ending September 30, 1999, and is submitting the selection to stockholders for approval. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting of Stockholders. They will have an opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

	On September 24, 1998, the Company dismissed its former independent accountants, BDO Seidman, LLP ("BDO"). BDO's reports on the financial statements of the Company prepared during the last two years, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified in any respect. The Company did not have any disagreements with BDO. The Board of Directors of the Company approved BDO's dismissal. On September 24, 1998, the Company engaged PricewaterhouseCoopers LLP as its new independent accountant.

	The Company is not obligated by law or its Certificate of Incorporation or By-laws to seek ratification of the Directors' selection of auditors, but does so as a matter of corporate policy. If the selection of auditors is not ratified by shareholders, the Board may continue to use PricewaterhouseCoopers LLP as auditors or select new auditors if, in the opinion of the Board, such change would be in the best interest of the Company and its shareholders. Any such change would not be expected to be submitted to shareholders for ratification prior to the 2000 Annual Meeting.

                               OTHER MATTERS

	The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their judgment on such matters.

                        SHAREHOLDER PROPOSALS FOR 2000

	Proposals of stockholders intended to be presented at the 2000
Annual Meeting of Stockholders must be received by the Company at its principal office in Bedford, Massachusetts, not later than November 15, 1999, for inclusion in the proxy statement for that meeting. In addition, if the Company receives notice of a shareholder proposal after December 30, 1999, the persons named as proxies in the proxy statement for the 2000
Annual Meeting will have discretionary voting authority to vote on such proposal at the 2000 Annual Meeting.



                         METRISA, INC.
         25 WIGGINS AVENUE, BEDFORD, MA  01730-2323
                              PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRCTORS OF METRISA, INC.

The undersigned stockholder of Metrisa, Inc. (the "Company") hereby appoints John E. Wolfe and David J. Brown, and each of them, with full power of substitution, proxies for the undersigned and authorizes them to represent and vote, as designated, all of the shares of stock of the Company which the undersigned may be entitled to vote at the annual meeting of the stockholders of the Company to be held at the offices of the Company, 25 Wiggins Avenue, Bedford, Massachusetts on Thursday, March 4, 1999, and at any adjournment or postponement of such meeting, for the following purposes and with discretionary authority as to any other matter that may properly come before the meeting, all in accordance with and as described in the Notice and accompanying Proxy Statement. If no direction is given, this proxy will be voted FOR proposals 1, 2, 3 and 4.

Proposal (1):      Fix the number of Directors at six.
                   FOR  ____       AGAINST  ____   ABSTAIN ____
                   Elect Directors
                   ____ Grant AUTHORITY to vote      ____WITHHOLD AUTHORITY
                        for all nominees (except     to vote for all nominees
			as otherwise specified below).

                  Director Nominees:      Joseph J. Caruso, Joaquim S.S.
                                          Ribeiro, Emile Sayegh, Edward J.
                                          Stewart, III, Salvatore
                                          Vinciguerra and John E. Wolfe
                  (INSTRUCTIONS:  To withhold authority to vote for any
                   nominees print the name of such nominees on the space provided below).
                   __________________________________________________

Proposal (2):     To approve an amendment to the Company's Certificate of
                  Incorporation, as amended, to increase the number of authorized shares of Common Stock, $.50 par value, from 2,000,000 to 4,000,000 shares.

                  FOR  ____       AGAINST  ____   ABSTAIN ____

Proposal (3):     To approve an amendment to the Company's 1991 Stock
                  Plan to increase the number of shares of the Company's
                  Common Stock, $.50 par value, reserved for issuance thereunder from 60,000 to 125,000 shares.

                  FOR  ____       AGAINST  ____   ABSTAIN ____

Proposal (4):     To approve the selection of PricewaterhouseCoopers LLP
                  as independent auditors.

                  FOR  ____       AGAINST  ____   ABSTAIN ____

                                    Date ____________________, 1999

                                    __________________________________


                                    __________________________________
                                          (Signature of Stockholder)

                                    Please sign exactly as your name appears.
                                    If acting as attorney, executor, trustee or in other representative capacity, sign name and title.



                             METRISA, INC.

                        1991 STOCK PLAN

                  (As Amended Through November 23, 1998)

	1.	Purpose.  This 1991 Stock Plan (the "Plan") is intended to
provide incentives: (a) to the officers and other employees of Metrisa, Inc. (the "Company"), its parent (if any) and any present or future subsidiaries of the Company (collectively, "Related Corporations") by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" under
Section 422(b) of the Internal Revenue Code of 1986, as amended (the
"Code") ("ISO" or "ISOs"); (b) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non- Qualified Option"
or "Non-Qualified Options"); (c) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with awards of stock in the Company ("Awards"); and (d) to directors, officers, employees and consultants of the Company and Related
Corporations by providing them with opportunities to make direct
purchases of stock in the Company ("Purchases").   Both ISOs and
Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options". Options, Awards and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights". As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation", respectively, as those terms are defined in Section 425 of the Code.

	2.	Administration of the Plan.

		A.	Board or Committee Administration.  The Plan shall
be administered by the Board of Directors at the Company (the "Board").
The Board may appoint a Compensation Committee (the "Committee") of two or more of its members to administer this Plan. Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by applicable state or Federal law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under paragraph 3 to receive
Non-Qualified Options and Awards and to make Purchases) to whom Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options or Awards may be granted or Purchases made; (iii) determine the option price of shares subject to each Option, which price shall not be less than the minimum price specified in paragraph 6, and the purchase price of shares subject to each Purchase; (iv) determine whether each Option granted shall be an ISO or a Non- Qualified option; (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best.
No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock
Right granted under it.

		B.	Committee Action.  The Committee may select one
of its members as its chairman, and shall hold meetings at such time and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. All references in this Plan to the Committee shall mean the Board if no Committee has been appointed. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members
(with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

		C.	Grant of Stock Rights to Board Members.
Notwithstanding the provisions of paragraph 2A, no Stock Right shall be granted to any person who is, at the time of the proposed grant, a member of the Board, unless such grant has been approved by a majority vote of the disinterested members of the Board and otherwise approved in accordance with paragraph 2D, if applicable. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who are either (i) eligible for Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act upon the granting to himself of Stock Rights, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to him of Stock Rights.

		D.	Compliance with Federal Securities Laws.  In the
event the Company registers any class of any equity security pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended (the
"Exchange Act"), any grant of Stock Rights to a member of the Board
(made at any time from the effective date of such registration until six months after the termination of such registration) must be approved by a majority vote of the other members of the Board; provided, however, that if a majority of the Board is eligible to participate in the Plan or in any other stock option or other stock plan of the Company or any of its affiliates, or has been so eligible at any time within the preceding year, any grant of Stock Rights to a member of the Board must be made by, or only in accordance with the recommendation of, the Committee or a committee consisting of two or more persons, who may but need not be directors or employees of the Company, appointed by the Board but having full authority to act in the matter, none of whom is eligible to participate in this Plan or any other stock option or other stock plan of the Company or any of its affiliates, or has been eligible at any time within the preceding year. The requirements imposed by the preceding sentence shall also apply with respect to grants to officers who are not also directors. Once appointed, such committee shall continue to serve until otherwise directed by the Board.

	3.	Eligible Employees and Others.  ISOs may be granted to
any employee of the Company or any Related Corporation. Those officers and directors of the Company who are not employees may not be granted
ISOs under the Plan. Non- Qualified options, Awards and authorizations to make Purchases may be granted to any director (whether or not an employee), officer, employee or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant an ISO, a Non-Qualified Option or an authorization to make a Purchase. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Stock Rights.

	4.	Stock.  The stock subject to Options, Awards and Purchases
shall be authorized but unissued shares of Common Stock of the Company, par value $.50 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 125,000 shares, subject to adjustment as provided in paragraph 13. In addition, any shares reserved and available under this Plan shall be increased by a number of shares equal to the number of shares issued or with respect to which Stock Rights have been made under this Plan through the assumption of or substitution for outstanding grants from an acquired company. Any such shares may be issued as ISOs, Non-Qualified options or Awards, or to persons or entities making Purchases, so long as the number of shares so issued does not exceed such number, as adjusted or amended from time to time by a vote of stockholders or otherwise pursuant to paragraph 13. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Options and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan.

	5.	Granting of Stock Rights.  Stock Rights may be granted
under the Plan at any time after March 1, 1991, and prior to March 1, 2001. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified option pursuant to paragraph 16.

	6.	Minimum Option Price; ISO Limitations.

		A.	Price for Non-Qualified Options.  The exercise price
per share specified in the agreement relating to each Non-Qualified Option granted under the Plan shall in no event be less than the lesser of (i) the book value per share of Common Stock as of the end of the fiscal year of the Company immediately preceding the date of such grant, or (ii) fifty (50%) percent of the fair market value per share of Common Stock on the date of such grant.

		B.	Price for ISOs.  The exercise price per share
specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant.

		C.	$100,000 Annual Limitation on ISOs.  Each eligible
employee may be granted ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, such ISOs do not become exercisable for the first time by such employee during any calendar year in a manner which would entitle the employee to purchase more than $100,000 in fair market value (determined at the time the ISOs were granted) of Common Stock in that year. Any options granted to an employee in excess of such amount will be granted as Non-Qualified options.

		D.	Determination of Fair Market Value.  If, at the time
an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the- counter securities, if the Common Stock is not reported on the NASDAQ National Market List. However, if the Common Stock is not publicly traded at the time an option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

	7.	Option Duration.  Subject to earlier termination as provided in paragraphs 9 and 10, each Option shall expire on the date specified by the Committee, but not more than (i) ten years and one day from the date of grant in the case of Non-Qualified Options, (ii) ten years from the date of grant in the case of ISOs generally, and (iii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation. Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 16.

	8.	Exercise of Option.  Subject to the provisions of paragraphs
9 through 12, each option granted under the Plan shall be exercisable as follows:

		A.	Full Vesting or Partial Vesting.  The Option shall
either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

		B.	Full Vesting of Installments.  Once an installment
becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

		C.	Partial Exercise.  Each Option or installment may be
exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

		D.	Acceleration of Vesting.  The Committee shall have
the right to accelerate the date of exercise of any installment of any Option; provided that the Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 16) if such acceleration would violate the annual vesting limitation contained in Section 422(b)(7) of the Code, as described in paragraph 6C.

	9.	Termination of Employment.  If an ISO optionee ceases to
be employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 10, no further installments of his ISOs shall become exercisable, and his ISOs shall terminate after the passage of ninety (90) days from the date of termination of his employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 16. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed ninety (90) days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

	10.	Death; Disability.

		A.	Death.  If an ISO optionee ceases to be employed by
the Company and all Related Corporations by reason of his death, any ISO of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the ISO or 180 days from the date of the optionee's death.

		B.	Disability.  If an ISO optionee ceases to be
employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any ISO held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the specified expiration date of the ISO or 180 days from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute.

	11.	Assignability.  No Option shall be assignable or
transferable by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee each option shall be exercisable only by him.

	12.	Terms and Conditions of Options.  Options shall be
evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options.
In granting any Non-Qualified option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

	13.	Adjustments.  Upon the occurrence of any of the following
events, an optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

		A.	Stock Dividends and Stock Splits.  If the shares of
Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common
Stock as a stock dividend an its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Stock Rights shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

		B.	Consolidations or Mergers.  If the Company is to be
consolidated or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Board of Directors, the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Stock Rights, take one or more of the following actions: (i) make appropriate provision for the continuation of such Stock Rights by substituting on an equitable basis for the shares then subject to such Stock Rights the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition;
or (ii) make appropriate provision for the continuation of such Stock
Rights by substituting on an equitable basis for the shares then subject to such Stock Rights any equity securities of the successor corporation; or
(iii) upon written notice to the holders of the Stock Rights, provide that all Stock Rights must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Stock Rights shall terminate; or (iv) terminate all Stock Rights in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Stock Rights (to the extent then exercisable) over the exercise price thereof; or (v) accelerate the date of exercise of such Stock Rights or of any installment of any such Stock Rights; or (vi) terminate all Stock Rights in exchange for the right to participate in any stock option or other employee benefit plan of any successor corporation.

	C.	Recapitalization or Reorganization.  In the event of a
recapitalization or reorganization of the Company (other than a transaction described in paragraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, upon exercising a Stock Right, the holder thereof shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Stock Right prior to such recapitalization or reorganization.

		D.	Modification of ISOs.  Notwithstanding the
foregoing, any adjustments made pursuant to subparagraphs A, B or C with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

		E.	Dissolution or Liquidation.  In the event of the
proposed dissolution or liquidation of the Company, each option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

		F.	Issuances of Securities.  Except as expressly
provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company,

		G.	Fractional Shares.  No fractional shares shall be
issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

		H.	Adjustments.  Upon the happening of any of the
foregoing events described in subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor
Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive.

If any person or entity owning restricted Common Stock obtained by exercise of a Stock Right made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs A, B or C above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

	14.	Means of Exercising Stock Rights.  A Stock Right (or any
part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, or (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Stock Right, or (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Committee, by any combination of (a),
(b) and (c) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c), or (d) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

	15.	Term and Amendment of Plan.  The Plan shall expire on
March 1, 2001, (except as to Options outstanding on that date). The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions: (a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph 13); (b) the provisions of paragraph 3 regarding eligibility for grants of ISOs may not be modified; (c) the provisions of paragraph 6(B) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 13); and (d) the expiration date of the Plan may not be extended. Except as otherwise provided in this paragraph 15, in no event may action of the Board or stockholders alter or impair the rights of a grantee, without his consent, under any Stock Right previously granted to him.

	16.	Conversion of ISOs into Non-Qualified Options;
Termination of ISOs. The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

	17.	Application Of Funds.  The proceeds received by the
Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

	18.	Governmental Regulation.  The Company's obligation to
sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

	19.	Withholding of Additional Income Taxes.  Upon the
exercise of a Non- Qualified Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 20) or the vesting of restricted Common Stock acquired on the exercise of a Stock
Right hereunder, the Company, in accordance with Section 3402(a) of the Code, may require the optionee, Award recipient or purchaser to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income. The Committee in its discretion may condition (i) the exercise of an Options, (ii) the grant of an Award, (iii) the making of a Purchase of Common Stock for less than its fair market value, or (iv) the vesting of restricted Common Stock acquired by exercising a Stock Right, on the grantee's payment of such additional withholding taxes.

	20.	Notice to Company of Disqualifying Disposition.  Each
employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of (a) two years after the date the employee was granted the ISO, or (b) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

	21.	Governing Law; Construction.  The validity and
construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of Delaware or the laws of any jurisdiction in which the Company or its successors in interest may be organized from time to time. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.